                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 29, 1997


                            FRONTIER AIRLINES, INC
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             (Exact name of Registrant as specified in its charter)


    Colorado                        0-24126                      84-1256945
    --------                        -------                      ----------
(State or other                  (Commission                 (I.R.S. Employer
jurisdiction                     File Number)                Identification No.)
of incorporation)


          12015 E. 46th Avenue, Denver, CO                         80239
          --------------------------------                         -----
          (Address of principal executive offices)                (zip code)


Registrant's telephone number, including area code: (303) 371-7400
                                                    --------------

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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ITEM 5    OTHER EVENTS
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               On September 29, 1997, Frontier Airlines, Inc. (the "Company")
          entered into a termination agreement (the "Agreement") with Western Pacific Airlines, Inc. ("West Pac"). The Agreement provides for (a) the termination, as of September 29, 1997, of the Agreement and Plan of Merger, dated as of June 30, 1997, between the Company and West Pac, and (b) the termination, as of November 16, 1997, of the Codeshare Agreement, dated June 30, 1997, between the Company and West Pac. The Company and West Pac announced the Agreement in a joint press release on September 29, 1997.

ITEM 7    FINANCIAL STATEMENTS, PRO FORMA FIANANCIAL INFORMATION AND EXHIBITS
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          (c)  Exhibits
               --------

               10. Agreement, dated September 29, 1997, between Frontier Airlines, Inc. and Western Pacific Airlines, Inc.

               99.    Joint Press Release, dated September 29, 1997.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FRONTIER AIRLINES, INC.



Date:  September 30, 1997            By:  /s/  Arthur T. Voss
                                        ----------------------------------------
                                        Arthur T. Voss, Vice President